UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-02281
THE HARTFORD INCOME SHARES FUND, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: July 31st
Date of reporting period: August 1, 2008 — July 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Income Shares Fund, Inc. Annual Report
Toll-free personal assistance
Customer Service:
(888) 483-0972
8:00 a.m. to 5:00 p.m. CT, Monday through Friday
How to use this report
For a quick overview of the The Hartford Income Shares Fund, Inc. (the “Fund”) performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager provides a more detailed analysis of the Fund and financial markets.
The tables alongside the letter are useful because they provide more information about your investment. The distribution by security type table shows a breakdown of the Fund’s assets by security type, and the top ten holdings table shows a sample of the types of securities in which the Fund invests. Additional information concerning Fund performance and policies can be found in the Notes to Financial Statements.
This report is just one of several tools you can use to learn more about your investment in the Fund. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it’s designed to help you meet your financial goals.
Highlights

The Hartford
Income Shares
Fund, Inc.
July 31, 2009
Total net assets (000’s Omitted)	$76,452
Market price per share	$5.50
Shares outstanding (000’s Omitted)	13,067

For the year ended July 31, 2009:
Net Asset Value per share:
Beginning of Year	$6.58
End of year	$5.85
Distributions from net investment income:
Total dividends declared (000’s Omitted)	$6,505
Dividends per share	$0.50
Certifications
In December 2008, the Fund’s principal executive officer submitted his annual certification as to compliance with the New York Stock Exchange (“NYSE”) Corporate Governance Listing Standards pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The Fund’s principal executive and principal financial officer certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 are filed with the Fund’s Form N-CSR filings and are available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING
POLICIES AND PROXY VOTING RECORD
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a record of how the Fund voted any proxies for the twelve month period ended June 30, 2009 are available (1) without charge, upon request, by calling
1-888-483-0972 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) without charge, upon request, by calling 1-888-483-0972 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Income Shares Fund, Inc.
(Subadvised by Hartford Investment Management Company)
Portfolio Manager*
Mark Niland
Distribution by Security Type
as of July 31, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	2.4%
Common Stocks	0.1
Corporate Bonds: Investment Grade	69.3
Corporate Bonds: Non-Investment Grade	20.0
Preferred Stocks	0.1
U.S. Government Agencies	0.3
U.S. Government Securities	1.8
Warrants	0.0
Short-Term Investments	0.5
Other Assets and Liabilities	5.5

Total	100.0%

Top 10 Holdings
as of July 31, 2009

Percentage of
Bonds	Net Assets
1. American Airlines, Inc. (7.86%) 2011	3.0%
2. AT&T Corp. (8.00%) 2031	2.8
3. Farmers Exchange Capital (7.20%) 2048	2.7
4. Cingular Wireless Services, Inc. (8.75%) 2031	2.6
5. Embarq Corp. (8.00%) 2036	2.5
6. Verizon Wireless (8.50%) 2018	2.4
7. Tele-Communications, Inc. (9.80%) 2012	2.3
8. Time Warner Entertainment Co., L.P. (8.38%) 2033	2.2
9. Continental Airlines, Inc. (8.05%) 2020	2.1
10. News America Holdings, Inc. (8.88%) 2023	2.0
How did the fund perform?
The Hartford Income Shares Fund, Inc. returned -2.19% at net asset value (“NAV”) and -0.60% at market price for the twelve-month period ended July 31, 2009, underperforming its benchmark, the Barclays Capital Aggregate Bond Index, which returned 7.85% over the same period. The Fund also underperformed the 4.20% average return of the Lipper Closed End Corporate BBB Rated Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund. The Fund had a rolling twelve-month distribution yield of 8.51% as of July 31, 2009, which outperformed the Lipper Yield Average of 7.12%. In addition, the Fund’s annualized July 2009 distribution yield and SEC yield were 8.00% and 7.44%, respectively.
Why did the Fund perform this way?
The twelve-month period concluded on July 31, 2009 was characterized by a rapid and severe deterioration in financial asset valuations followed by an historic recovery. The only precedent for the magnitude of corporate bond spread change was the Great Depression. Weakening home values, constrained credit, and deteriorating economic fundamentals spiraled into a much more severe systemic financial crisis following the collapse of Lehman Brothers. Despite immediate, unparalleled emergency fiscal and monetary action, risk premiums (i.e. the additional compensation paid to investors to tolerate the increased level of risk in a given asset class relative to Treasuries) of corporate bonds reached historic highs in the latter months of 2008.
The Fund’s primary objective is income generation, and, as such, the Fund has historically provided a higher yield than the benchmark. It does this at the expense of underweighting (i.e. the Fund’s sector position was less than the benchmark position) lower risk, lower yielding bonds (such as Treasuries, Mortgages, and Agencies) in favor of higher risk, higher yielding bonds (predominantly in investment-grade credit). The Fund carried, on average, 2% between Treasuries, Mortgages, and Agencies, while the benchmark averaged 74%. The Fund averaged a 66% weighting to investment grade credit compared to the benchmark average of 21%. Additionally the Fund averaged a 25% exposure to high-yield securities, which are not represented in the benchmark. Given the precipitous decline in corporate debt prices in the fourth quarter of 2008, the Fund dramatically underperformed in terms of total return. That said, weightings were maintained to risk sectors and the portfolio continued to be managed to a disciplined style.
The recovery of risk premiums began early in 2009. Emergency liquidity facilities, an accommodative monetary policy, and the passage of the economic stimulus plan added market stability and enhanced investor confidence. This was later compounded by government reassurance as to the health and stability of the banking system as 19 of the country’s largest banks were deemed seaworthy by the Treasury Department’s stress test.
These outside influences coincided with economic “green shoots,” evidence that the economy was declining at a slower pace and even modestly improving. Many retail and institutional investors emerged from their defensive positioning and reentered risk markets, driving prices up significantly through the first seven months of 2009. Although vigilant on security selection, weightings were maintained to the risk sectors and some of the losses suffered in the fourth quarter of 2008 were recovered. Performance was impacted particularly by very good performance in industrials in the communications sector, including debt obligations of Time Warner Entertainment, AT&T, and Verizon Wireless. But not all industries have recovered; financial company debt and subordinate bank debt have been a performance drag.
What is the outlook?
Asset valuations and economic data have shifted from reflecting an oncoming depression to a more normal cyclical recession. Although we believe we are through the worst of the crisis, we expect economic recovery to be slow. Inventories were drawn down significantly in the first quarter; and in a typical business cycle, rebuilding inventories would lead to increased hiring and more spending. Our concerns lie in the fact that despite improved availability of credit, demand for this credit is not increasing as fast as one would normally expect. Low confidence levels are keeping both consumers and businesses from borrowing money, which would normally fuel spending at this stage of the cycle. We are also worried that while the high season for housing is propping up home sales, prices have yet to stabilize. Incomes are suffering from continued deterioration in labor conditions and households’ net worth has been severely damaged by the decline in home and equity prices.
Household, business and financials’ balance sheets, while correcting, remain extremely stressed. The U.S. government is increasing leverage, as evidenced by the 8% (of U.S. GDP) federal budget deficit and ballooning Federal Reserve balance sheet. We are worried about the prospects of renewed weakness in the short term, and believe that continued and renewed government action will be necessary to once again prop up the economy.
Corporate bond risk premiums, although much tighter than the all-time spreads experienced in late 2008, remain consistent with a recession. High-yield spreads have contracted to reflect a much more modest default environment. Market liquidity has significantly improved in recent months and demand for spread product (i.e. issues yielding more than Treasuries) is expected to continue. It is unlikely that spread markets will continue to tighten as dramatically in the event of a tepid recovery. Still, spread product may benefit from yield generation and some modest spread tightening (i.e. short and long term interest rates moving closer together) going forward.

*	We are pleased to announce that Christopher J. Zeppieri, CFA, has been named as a portfolio manager of the Fund and will join the management team that is primarily responsible for the day-today management of the Fund’s portfolio effective September 1, 2009. Mr. Zeppieri is a Vice President of Hartford Investment Management. Mr. Zeppieri joined Hartford Investment Management in 2006. Prior to joining the firm, he served as Fixed Income Strategist for Los Angeles-based Payden & Rygel. Mr. Zeppieri has been an investment professional since 1998.

The Hartford Income Shares Fund, Inc.
Schedule of Investments
July 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.4%
	Finance - 2.4%
	Bayview Commercial Asset Trust
$4,548	7.00%, 07/25/2037 ⌂►	$341
6,676	7.18%, 01/25/2037 ⌂►†	556
	Bayview Financial Acquisition Trust
500	2.44%, 05/28/2037 ⌂∆	7
	CBA Commercial Small Balance Commercial Mortgage
3,877	3.00%, 01/25/2039 ⌂►	310
4,477	7.25%, 07/25/2039 ⌂►	381
	Credit-Based Asset Servicing and Securitization
84	0.56%, 05/25/2036 ■∆	37
	Option One Mortgage Loan Trust
1,000	6.99%, 03/25/2037	25
	Renaissance Home Equity Loan Trust
214	5.58%, 11/25/2036 ∆	185
2,500	7.50%, 04/25/2037 - 06/25/2037	29

		1,871

	Total asset & commercial mortgage backed securities (cost $5,740)	$1,871

CORPORATE BONDS: INVESTMENT GRADE - 69.3%
	Basic Materials - 4.6%
	Anglo American Capital plc
$339	9.38%, 04/08/2014 ■	$380
	Newmont Mining Corp.
500	8.63%, 05/15/2011	529
	Phelps Dodge Corp.
250	9.50%, 06/01/2031	260
	Rio Tinto Finance USA Ltd.
85	9.00%, 05/01/2019	100
	Union Carbide Corp.
2,000	7.75%, 10/01/2096	1,276
	Westvaco Corp.
1,000	8.20%, 01/15/2030	953

		3,498

	Capital Goods - 3.9%
	Meccanica Holdings USA, Inc.
259	6.25%, 07/15/2019 ■	276
	Northrop Grumman Space & Mission Systems Corp.
1,000	7.75%, 06/01/2029	1,138
	Tyco International Group S.A.
1,250	7.00%, 12/15/2019	1,321
	Tyco International Ltd.
138	8.50%, 01/15/2019	160
	Xerox Corp.
103	8.25%, 05/15/2014	112

		3,007

	Consumer Cyclical - 1.2%
	CRH America, Inc.
300	8.13%, 07/15/2018	302
	Delhaize America, Inc.
500	9.00%, 04/15/2031	626

		928

	Consumer Staples - 1.3%
	Altria Group, Inc.
317	9.70%, 11/10/2018	385
89	10.20%, 02/06/2039	116
	Anheuser-Busch Cos., Inc.
92	8.20%, 01/15/2039 ■	116
	Anheuser-Busch InBev N.V.
325	7.75%, 01/15/2019 ■	380

		997

	Energy - 5.3%
	Anadarko Petroleum Corp.
410	6.45%, 09/15/2036	412
	Burlington Resources Finance Co.
850	9.13%, 10/01/2021	1,139
	ConocoPhillips Holding Co.
1,000	6.95%, 04/15/2029	1,131
	EnCana Corp.
35	6.50%, 05/15/2019	39
	Nabors Industries, Inc.
125	9.25%, 01/15/2019	146
	Valero Energy Corp.
1,000	8.75%, 06/15/2030	1,052
124	9.38%, 03/15/2019	144

		4,063

	Finance - 16.1%
	Bank of America Corp.
225	6.50%, 08/01/2016	229
	Capital One Bank
500	8.80%, 07/15/2019	542
	Citigroup, Inc.
160	8.13%, 07/15/2039	161
414	8.30%, 12/21/2057 ∆	344
140	8.50%, 05/22/2019	149
	CNA Financial Corp.
1,000	7.25%, 11/15/2023	730
	Comerica Capital Trust II
572	6.58%, 02/20/2037 ∆	360
	Countrywide Financial Corp.
10	4.50%, 06/15/2010	10
16	5.80%, 06/07/2012	17
	ERAC USA Finance Co.
1,000	8.00%, 01/15/2011 ■	1,007
	Farmers Exchange Capital
3,000	7.20%, 07/15/2048 ■	2,027
	Goldman Sachs Capital Trust II
1,780	5.79%, 06/01/2012 ♠∆	1,246
	HSBC Finance Corp.
500	7.00%, 05/15/2012 ‡	530
	International Lease Finance Corp.
1,000	6.63%, 11/15/2013	692
	JP Morgan Chase & Co.
930	7.90%, 04/30/2018 ♠	884
	JP Morgan Chase Capital II
70	1.53%, 02/01/2027 ∆	39
	Liberty Mutual Group, Inc.
250	7.00%, 03/15/2034 ■	170
	MONY Group, Inc.
1,000	8.35%, 03/15/2010	1,031
	Pricoa Global Funding I
157	0.59%, 01/30/2012 ■∆	148
The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Schedule of Investments
July 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 69.3% — (continued)
	Finance - 16.1% - (continued)
	State Street Capital Trust III
$163	8.25%, 03/15/2042 ∆	$152
	State Street Capital Trust IV
360	1.63%, 06/15/2037 ∆	203
	Travelers Property Casualty Corp.
1,000	7.75%, 04/15/2026	1,149
	USB Capital IX
650	6.19%, 04/15/2011 ♠∆	465

		12,285

	Services - 10.8%
	COX Communications, Inc.
1,500	6.80%, 08/01/2028	1,549
	Electronic Data Systems Corp.
750	7.45%, 10/15/2029	928
	FedEx Corp.
1,000	7.84%, 01/30/2018	920
	Hearst-Argyle Television, Inc.
1,000	7.00%, 01/15/2018	819
	News America Holdings, Inc.
1,500	8.88%, 04/26/2023	1,560
	Time Warner Entertainment Co., L.P.
1,400	8.38%, 07/15/2033	1,703
	Waste Management, Inc.
500	7.13%, 12/15/2017	550
	Wynn Las Vegas LLC
250	6.63%, 12/01/2014	232

		8,261

	Technology - 15.2%
	AT&T Corp.
1,750	8.00%, 11/15/2031	2,172
	Cingular Wireless Services, Inc.
1,500	8.75%, 03/01/2031	1,958
	Embarq Corp.
2,000	8.00%, 06/01/2036	1,890
	Qwest Corp.
100	6.88%, 09/15/2033	78
	Raytheon Co.
1,000	7.20%, 08/15/2027	1,182
	Tele-Communications, Inc.
1,500	9.80%, 02/01/2012	1,732
	Telus Corp.
400	8.00%, 06/01/2011	432
	Verizon Communications, Inc.
292	8.75%, 11/01/2018	373
	Verizon Wireless
1,429	8.50%, 11/15/2018 ■	1,815

		11,632

	Transportation - 9.3%
	American Airlines, Inc.
2,500	7.86%, 10/01/2011	2,325
	Canadian Pacific Railway Co.
125	5.95%, 05/15/2037	105
	Continental Airlines, Inc.
1,320	7.71%, 04/02/2021	1,069
1,000	7.92%, 05/01/2010	970
1,901	8.05%, 11/01/2020	1,597
	Norfolk Southern Corp.
1,000	8.63%, 05/15/2010	1,057

		7,123

	Utilities - 1.6%
	CMS Panhandle Holding Co.
1,000	7.00%, 07/15/2029	967
	Kinder Morgan Energy Partners L.P.
180	6.95%, 01/15/2038	195

		1,162

	Total corporate bonds: investment grade (cost $51,010)	$52,956

CORPORATE BONDS: NON-INVESTMENT GRADE - 20.0%
	Basic Materials - 0.8%
	Cenveo, Inc.
$400	10.50%, 08/15/2016 ■	$332
	Olin Corp.
234	6.75%, 06/15/2016 †	221
66	9.13%, 12/15/2011 †	71

		624

	Capital Goods - 0.2%
	Briggs & Stratton Corp.
170	8.88%, 03/15/2011	173

	Consumer Cyclical - 1.7%
	Dillard’s, Inc.
120	6.63%, 01/15/2018	73
85	7.13%, 08/01/2018	55
	Federated Department Stores, Inc.
1,000	8.50%, 06/01/2010	1,008
	Supervalu, Inc.
150	7.50%, 11/15/2014	145

		1,281

	Finance - 1.7%
	Ford Motor Credit Co.
1,200	5.70%, 01/15/2010	1,182
	Hub International Holdings, Inc.
110	9.00%, 12/15/2014 ■	95
	Washington Mutual Preferred Funding
1,000	6.53%, 03/15/2011 ■♠Ω	10

		1,287

	Services - 1.8%
	FireKeepers Development Authority
750	13.88%, 05/01/2015 ■	750
	Mandalay Resort Group
250	7.63%, 07/15/2013	146
	Pinnacle Entertainment
50	8.63%, 08/01/2017 ■☼	50
	TL Acquisitions, Inc.
500	10.50%, 01/15/2015 ■	430

		1,376

	Technology - 10.1%
	Charter Communications Operating LLC
150	10.00%, 04/30/2012 ■Ψ	149
	Citizens Communications Co.
500	9.00%, 08/15/2031	460
	Frontier Communications
150	6.63%, 03/15/2015	141
	Intelsat Jackson Holdings Ltd.
1,055	11.50%, 06/15/2016	1,084
	Level 3 Financing, Inc.
750	12.25%, 03/15/2013	752
The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Schedule of Investments
July 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 20.0% - (continued)
	Technology - 10.1% - (continued)
	Lucent Technologies, Inc.
$1,500	6.45%, 03/15/2029		$975
	Mediacom LLC
1,500	7.88%, 02/15/2011		1,489
	MetroPCS Wireless, Inc.
250	9.25%, 11/01/2014		259
200	9.25%, 11/01/2014 ■		207
	Nortel Networks Corp.
650	6.88%, 09/01/2023 Ω		101
	Qwest Capital Funding, Inc.
1,000	7.25%, 02/15/2011		990
	Sprint Capital Corp.
1,500	6.88%, 11/15/2028		1,132

			7,739

	Transportation - 1.6%
	Continental Airlines, Inc.
910	6.80%, 08/02/2018		673
	Delta Air Lines, Inc.
444	10.50%, 04/30/2016 ⌂		122
	Royal Caribbean Cruises Ltd.
250	7.00%, 06/15/2013		224
	United Air Lines, Inc.
202	7.19%, 04/01/2011		197

			1,216

	Utilities - 2.1%
	El Paso Corp.
1,000	8.05%, 10/15/2030		905
	NRG Energy, Inc.
285	7.25%, 02/01/2014		280
	Texas Competitive Electric Co.
525	10.25%, 11/01/2015		412

			1,597

	Total corporate bonds: non-investment grade (cost $17,028)		$15,293

U.S. GOVERNMENT AGENCIES - 0.3%
	Federal Home Loan Mortgage Corporation - 0.0%
$7	9.00%, 09/01/2022		$8
11	10.50%, 12/01/2017		12
–	11.25%, 06/01/2010		—
4	11.50%, 06/01/2015		5

			25

	Federal National Mortgage Association - 0.1%
46	8.00%, 09/01/2024 - 01/01/2025		52
11	10.50%, 09/01/2017		12
11	11.00%, 08/01/2011 - 02/01/2018		12
7	12.00%, 09/01/2014		8
7	12.50%, 10/01/2015		7

			91

	Government National Mortgage Association - 0.2%
41	9.00%, 06/15/2021		46
58	9.50%, 11/15/2020		65

			111

	Total U.S. government agencies (cost $207)		$227

U.S. GOVERNMENT SECURITIES - 1.8%
	U.S. Treasury Securities - 1.8%
	U.S. Treasury Bonds - 0.8%
$392	4.50%, 05/15/2038		$404
170	4.75%, 02/15/2037 ‡		182

			586

	U.S. Treasury Notes - 1.0%
214	1.50%, 12/31/2013		207
415	3.88%, 05/15/2018 ‡		429
109	4.63%, 02/29/2012 ‡		118

			754

	Total U.S. government securities (cost $1,369)		$1,340

COMMON STOCKS - 0.1%
	Telecommunication Services - 0.0%
2	Global Crossing Ltd. •		$17
–	XO Holdings, Inc. •		—

			17

	Transportation - 0.1%
13	Delta Air Lines, Inc. •		90

	Total common stocks (cost $214)		$107

PREFERRED STOCKS - 0.1%
	Banks - 0.1%
54	Federal Home Loan Mortgage Corp.		$70

	Total preferred stocks (cost $1,347)		$70

WARRANTS - 0.0%
	Telecommunication Services - 0.0%
–	AboveNet, Inc. ⌂•		$5
–	XO Holdings, Inc. ⌂•		—

			5

	Total warrants (cost $—)		$5

	Total long-term investments (cost $76,915)		$71,869

SHORT-TERM INVESTMENTS - 0.5%
	U.S. Treasury Bills - 0.5%
$350	0.18%, 10/15/2009 □○		$350

	Total short-term investments (cost $350)		$350

	Total investments (cost $77,265)▲	94.5%	$72,219
	Other assets and liabilities	5.5%	4,233

	Total net assets	100.0%	$76,452

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.8% of total net assets at July 31, 2009.
The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Schedule of Investments
July 31, 2009
(000’s Omitted)

▲	At July 31, 2009, the cost of securities for federal income tax purposes was $77,325 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,960
Unrealized Depreciation	(11,066)

Net Unrealized Depreciation	$(5,106)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at July 31, 2009, was $848, which represents 1.11% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

Ω	Debt security in default due to bankruptcy.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

•	Currently non-income producing.

☼	The cost of the security purchased on a when-issued or delayed delivery basis at July 31, 2009 was $49.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these securities are determined to be liquid. The aggregate value of these securities at July 31, 2009, was $8,379, which represents 10.96% of total net assets.

∆	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2009.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at July 31, 2009.

□	Security pledged as initial margin deposit for open futures contracts at July 31, 2009.

Futures Contracts Outstanding at July 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
10 Year U.S. Treasury Note	108	Short	Sep 2009	$(37)
U.S. Long Bond	15	Short	Sep 2009	$(45)

				$(82)

*	The number of contracts does not omit 000’s.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
09/2007	—	AboveNet, Inc. Warrants	$—
05/2007 - 02/2009	$4,548	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	633
12/2006 - 03/2009	$6,676	Bayview Commercial Asset Trust, 7.18%, 01/25/2037 - 144A	632
04/2007	$500	Bayview Financial Acquisition Trust, 2.44%, 05/28/2037	500
11/2006	$3,877	CBA Commercial Small Balance Commercial Mortgage, 3.00%, 01/25/2039 - 144A	338
05/2007	$4,477	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	365
10/1996	$444	Delta Air Lines, Inc., 10.50%, 04/30/2016	461
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at July 31, 2009 was $1,722 which represents 2.25% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Distribution by Credit Quality
as of July 31, 2009

Percentage of
Long Term
Rating	Holdings*
AAA	4 .7%
AA	0 .2
A	25 .3
BBB	48 .2
BB	7 .9
B	7 .5
CCC	5 .6
C	0 .1
D	0 .2
Not Rated	0 .3

Total	100.0%

*	Split rated bonds are categorized using the highest rating.
The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Investment Valuation Hierarchy Level Summary
July 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,871	$—	$185	$1,686
Common Stocks	107	107	—	—
Corporate Bonds: Investment Grade	52,956	—	46,075	6,881
Corporate Bonds: Non-Investment Grade	15,293	—	14,009	1,284
Preferred Stocks	70	70	—	—
U.S. Government Agencies	227	—	227	—
U.S. Government Securities	1,340	—	1,340	—
Warrants	5	—	5	—
Short-Term Investments	350	—	350	—

Total	$72,219	$177	$62,191	$9,851

Liabilities:
Other Financial Instruments *	$82	$82	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
			Unrealized		Transfers In
	Balance as of	Realized Gain	Appreciation	Net Purchases	and/or Out of	Balance as of
	July 31, 2008	(Loss)	(Depreciation)	(Sales)	Level 3	July 31, 2009

Assets:
Asset & Commercial Mortgage Backed Securities	$2,381	$(296)	$(416)*	$(8)	$25	$1,686
Common Stock	—	(8)	8 †	—	—	—
Corporate Bonds	6,339	180	(154)‡	(48)	1,848	8,165

Total	$8,720	$(124)	$(562)	$(56)	$1,873	$9,851

*	Change in unrealized gains or losses in the current period relating to assets still held at July 31, 2009 was $(560).

†	Change in unrealized gains or losses in the current period relating to assets still held at July 31, 2009 was $—.

‡	Change in unrealized gains or losses in the current period relating to assets still held at July 31, 2009 was $(408).
The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Statement of Assets and Liabilities
July 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $77,265 )	$72,219
Cash	3,888
Receivables:
Interest and dividends	1,475
Other assets	3

Total assets	77,585

Liabilities:
Dividend payable (0.039 per share)	510
Payables:
Investment securities purchased	410
Investment management fees	1
Variation margin	147
Accounts payable and accrued expenses	65

Total liabilities	1,133

Net assets	$76,452

Summary of Net Assets:
Net proceeds of capital stock, par value $.001 per share-authorized 1,000,000 shares; 13,067 shares outstanding	$110,349
Unrealized depreciation of investments	(5,128)
Accumulated net realized loss from sale of investments and futures	(28,841)
Accumulated undistributed net investment income	72

Total Net Assets	$76,452

Net Asset Value Per Share	$5.85

The Hartford Income Shares Fund, Inc.
Statement of Operations
For the Year Ended July 31, 2009
(000’s Omitted)

Net Investment Income:
Interest income	$7,086
Dividend income	3

Total investment income	7,089

Expenses:
Investment management fees	464
Legal and auditing fees	107
Custodian fees	4
Shareholders’ notices and reports	53
Directors’ fees and expenses	3
Exchange listing fees	25
Other	5

Total expenses	661

Expense offset	(2)

Total net expenses	659

Net Investment Income	6,430

Net Realized and Unrealized Gain (Loss) on Investments and Futures:
Net realized loss on investments	(9,973)
Net realized loss on futures	(1,226)
Net change in unrealized appreciation of investments	2,176
Net change in unrealized depreciation of futures	(366)

Net Loss on Investments and Futures	(9,389)

Net Decrease in Net Assets Resulting from Operations	$(2,959)

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Statement of Changes in Net Assets
(000’s Omitted)

	For the Year Ended	For the Year Ended
	July 31, 2009	July 31, 2008
Operations:
Net investment income	$6,430	$7,343
Net realized loss on investments and futures	(11,199)	(3,959)
Net change in unrealized appreciation (depreciation) of investments and futures	1,810	(12,410)

Net decrease in net assets resulting from operations	(2,959)	(9,026)

Distributions to Shareholders:
From net investment income	(6,505)	(7,196)
Capital Share Transactions:
Proceeds from 7 and 1 shares issued as a result of reinvested dividends, respectively	37	5

Total Decrease in Net Assets	(9,427)	(16,217)
Net Assets:
Beginning of year	85,879	102,096

End of year	$76,452	$85,879

Accumulated undistributed net investment income	$72	$147

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Income Shares Fund, Inc. (the “Fund”) is a closed-end diversified management investment company. The primary investment objective of the Fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

Debt securities (other than short-term obligations) held by the Fund are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2009
(000’s Omitted)
Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

c)	Illiquid and Restricted Securities — “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid and restricted securities as of July 31, 2009.

d)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of July 31, 2009, the Fund had entered into outstanding when-issued or forward commitments with a cost of $49.

e)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

f)	Prepayment Risks — Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. The potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

g)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

h)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2009
(000’s Omitted)
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category may include broker quoted securities, long dated over the counter (“OTC”) options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”), provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP FAS 157-4 also requires additional disclosure detail on debt and equity securities by major investment categories. Implementation of this standard did not have an impact on the fair value of the Fund’s investments. The additional disclosures required of this standard are included in the Investment Valuation Hierarchy Level Summary.

i)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the Fund and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2009
(000’s Omitted)
Derivative Instruments as of July 31, 2009:

	Asset Derivatives	Liability Derivatives
			Unrealized
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location	Depreciation
Interest rate contracts		Summary of Net Assets — Unrealized depreciation	$82
The volume of derivatives that are presented above in the Derivative Instrument table are consistent with the derivative activity during the year ended July 31, 2009.

Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments as of July 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(1,226)	$—	$—	$(1,226)

Total	$—	$—	$(1,226)	$—	$—	$(1,226)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	—	(366)	—	—	$(366)

Total	$—	$—	$(366)	$—	$—	$(366)

j)	Financial Accounting Standards Board Financial Accounting Standards No. 165 — In May 2009, the FASB released Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). FAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events. Management has evaluated subsequent events through September 11, 2009.

k)	Indemnifications: Under the Fund’s organizational documents, the Fund shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Fund may enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities or interest rates. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., marked-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2009
(000’s Omitted)
The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of July 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of July 31, 2009, there were no outstanding purchased or written options contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Realized Income, Gains and Losses — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, amortization adjustments, and differing tax treatment for investments in derivatives. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	July 31, 2009	July 31, 2008
Ordinary Income	$6,726	$7,066

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2009
(000’s Omitted)
As of July 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$583
Accumulated Capital Losses*	$(28,864)
Unrealized Depreciation†	$(5,106)

Total Accumulated Deficit	$(33,387)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of wash sale losses and the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256.
d)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as gains (losses) on paydowns or the expiration of capital loss carryforwards. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended July 31, 2009, the Fund recorded reclassifications to decrease accumulated realized loss by $5,061 and decrease paid in capital by $5,061.

e)	Capital Loss Carryforward — At July 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2010	$4,710
2011	1,710
2012	5,026
2013	1,768
2014	524
2016	613
2017	5,253

Total	$19,604

As of July 31, 2009, the Fund elected to defer post October 2008 losses of $9,260.

For the tax year ended July 31, 2009, the Fund expired $5,061 of capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years (tax years ended July 31, 2007 — 2009) and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions.
5.	Expenses:
a)	Payments to Related Parties — Hartford Investment Financial Services, LLC (“HIFSCO”) is the investment manager for the Fund. Investment management fees are computed at an annual rate of 0.45% for the first $100 million of average monthly net assets and at an annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income. Fees are accrued daily and paid monthly.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2009
(000’s Omitted)
As investment manager for the Fund, HIFSCO has retained Hartford Investment Management Company (“Hartford Investment Management”) to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general oversight of HIFSCO and the Fund’s Board of Directors. Pursuant to the sub-advisory agreement, Hartford Investment Management will regularly provide the Fund with investment research, advice and supervision and furnish an investment program consistent with the Fund’s investment objectives and policies, including the purchase, retention and disposition of securities. As compensation for such services, HIFSCO pays Hartford Investment Management a portion of the investment management fee.

The Hartford Financial Services Group, Inc. (“The Hartford”) and its subsidiaries provide facilities and office equipment and perform certain services for the Fund, including fund accounting and financial reporting. Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended July 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund to The Hartford in an amount which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Transfer agent fees are paid by HIFSCO.

b)	Expense Offset — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing account. For the year ended July 31, 2009, the custodian fee offset arrangement reduced expenses by $2. The total expense reduction represents an effective annual rate of 0.003% of the Fund’s average daily net assets. This amount is shown in the expense offset line of the Fund’s Statement of Operations.
6.	Investment Transactions:
For the year ended July 31, 2009, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$20,389
Sales Proceeds Excluding U.S. Government Obligations	24,034
Cost of Purchases for U.S. Government Obligations	1,127
Sales Proceeds for U.S. Government Obligations	933
7.	Industry Classifications:
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Hartford Income Shares Fund, Inc.
Financial Highlights

	Year Ended July 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data (a)
Net asset value, beginning of year	$6.58	$7.82	$7.70	$8.16	$7.93
Operations:
Net investment income	0.49	0.55	0.55	0.56	0.56
Net realized and unrealized gain (loss) on investments	(0.72)	(1.24)	0.12	(0.47)	0.22

Total from operations	(0.23)	(0.69)	0.67	0.09	0.78

Distributions to shareholders:
From net investment income	(0.50)	(0.55)	(0.55)	(0.55)	(0.55)

Net asset value, end of year	$5.85	$6.58	$7.82	$7.70	$8.16

Per-share market value, end of year	$5.50	$6.09	$7.43	$7.23	$7.88
Ratios and Supplemental Data
Total investment return, market value(b)	(0.60)%	(11.28)%	10.13%	(1.40)%	15.42%
Total investment return, net asset value(c)	(2.19)%	(8.98)%	8.77%	1.36%	10.46%
Net assets end of year (000’s omitted)	$76,452	$85,879	$102,096	$100,241	$106,034
Ratio of gross expenses to average monthly net assets	0.92%	0.96%	0.76%	0.78%	0.76%
Ratio of net expenses (includes expense offset) to average monthly net assets	0.92%	0.96%	0.76%	0.77%	0.75%
Ratio of net investment income to average monthly net assets	8.97%	7.69%	6.80%	7.12%	6.89%
Portfolio turnover rate	31%	23%	39%	20%	17%

(a)	Information presented relates to a share of capital stock outstanding throughout the period.

(b)	Total investment return, market value, is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(c)	Total investment return, net asset value, is based on the change in net asset value of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of The Hartford Income Shares Fund, Inc.
We have audited the accompanying statement of assets and liabilities of The Hartford Income Shares Fund, Inc. (the Fund), including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Income Shares Fund, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
September 11, 2009

The Hartford Income Shares Fund, Inc.
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of July 31, 2009, collectively consist of 99 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed, principal occupation, and, for directors, other directorships held.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 1986, Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001, Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.
Phillip O. Peterson (1944) Director since 2000, Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

The Hartford Income Shares Fund, Inc.
Directors and Officers (Unaudited)
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company (“Hartford Life”) and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008).

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Manager, Chief Executive Officer and President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 – 2006.
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from
1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

Investment Manager	Hartford Investment Financial Services, LLC
P.O. Box 1744, Hartford, CT 06144-1744

Investment Sub-Adviser	Hartford Investment Management Company
55 Farmington Avenue, Hartford, CT 06105

Transfer Agent	Hartford Administrative Services Company
P.O. Box 64387, St. Paul, MN 55164

Dividend Disbursing Agent, Registrar and Sub-Transfer Agent	DST Systems, Inc. Kansas City, Missouri

Custodian	State Street Bank and Trust Company
Boston, Massachusetts

Independent Registered Public Accounting Firm	Ernst & Young LLP Minneapolis, Minnesota

Market Price	The Hartford Income Shares Fund, Inc. is listed on the New York Stock Exchange with the ticker symbol “HSF”. The market price is carried daily in the financial pages of most newspapers and carried on Monday in the “Closed-End Funds” table, which sets forth on a per share basis the previous week’s net asset value, market price and the percentage difference between net asset value and market price for the Fund under the name “HrtfrdIncoFd”.
Important Tax Information (Unaudited)
The information needed by shareholders for income tax purposes will be sent in early 2010.
Monthly Dividends Paid (Unaudited)

Date	Amount
August 2008	$0.0560	Income
September 2008	0.0470	Income
October 2008	0.0470	Income
November 2008	0.0470	Income
December 2008	0.0440	Income
January 2009	0.0440	Income
February 2009	0.0400	Income
March 2009	0.0365	Income
April 2009	0.0365	Income
May 2009	0.0390	Income
June 2009	0.0390	Income
July 2009	0.0390	Income

	$0.5150

Qualified Interest Income (QII)
Applicable for non-resident foreign shareholders only: The percentage of ordinary income distributions designated as interest-related dividends under Internal Code section 871 (k)(1)(c) is 97%.

Dividend Reinvestment Plan (Unaudited)
Dividend Reinvestment Plan. The Fund has adopted a dividend reinvestment plan (the “Plan”), which is open to all registered holders of the Fund’s common stock ( the “Common Stock”). New registered holders of the Common Stock shall be sent a notice by Hartford Administrative Services Company (“HASCO”) giving them an opportunity to participate in the Plan. A shareholder who elects to participate in the Plan will have his or her dividend and capital gain distributions automatically reinvested in additional whole or fractional shares of the Fund by HASCO; HASCO has delegated certain of its duties as plan agent to DST Systems, Inc. (“DST”), the Fund’s sub-transfer agent (HASCO and DST are collectively referred to herein as the “Plan Agent”). Such distributions are recorded as of the ex-dividend date. Shareholders will automatically receive their dividends and capital gains distributions in cash, unless they inform the Plan Agent in writing at the address set forth in the last paragraph that they wish to participate in the Plan. Elections to participate in the Plan must be received by the Plan Agent at least 10 days prior to the record date of a dividend or distribution payment in order for such dividend or distribution payment to be included in the Plan. Shareholders whose common shares are held in the name of a broker or nominee should contact their broker or nominee to determine whether and how they may participate in the Plan.
Under the Plan, the number of shares and the price per share that participants will receive as a shareholder of the Common Stock when the Fund’s Board of Directors declares a dividend or capital gain distribution will be calculated as follows:
1)	When the market price of the Common Stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is greater than or equal to the NAV, the reinvestment price will be the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.

2)	When the market price of the Common Stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is less than the NAV, the Plan Agent will receive the dividend or distribution in cash and will purchase the Fund’s shares on the Exchange. It is possible that the market price for the Common Stock may increase to equal to or above the NAV before the Plan Agent has completed its purchases. In this event, the Plan Agent will suspend purchasing shares on the Exchange and the remaining balance of the dividend or distribution will be invested in authorized but unissued shares of the Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market prior to the payment date. If the Plan Agent’s purchase requirements remain incomplete as of the last business day before the next date on which the shares trade on an “ex-dividend” basis, the remaining balance of the dividend or distribution will be invested in authorized but unissued shares of the Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.
The Plan Agent will maintain all shareholders’ accounts in the Plan and supply written confirmation of the last fifteen transactions in the account, including information needed for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form. Any proxy shareholders receive will include all shares of Common Stock a participant has purchased or received under the Plan.
Automatically reinvesting dividends and distributions does not mean that a participant does not have to pay income taxes due (or required to be withheld) upon receiving dividends and distributions.
Participants may terminate or partially withdraw from the Plan by giving written notice to the Plan Agent. Notice to terminate or partially withdraw from the Plan must be received by the Plan Agent at least 10 days prior to the record date for any subsequent dividend or distribution; otherwise, the notice will not be effective for such dividend or distribution. Upon termination of the Plan or partial withdrawal from the Plan, participants will receive certificates for whole common shares and a cash payment for all fractional shares.
There is no charge for reinvestment of dividends or distributions. However, all participants will bear a pro rata share of brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market purchases, when applicable, and participants for whose accounts shares are sold will bear a pro rata share of the brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market sales.
The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan, including requests for additional information or any questions about the Plan, should be directed to the Plan Agent at DST Systems, Inc., The Hartford Income Shares Fund, Inc., Attn: Closed End Funds, P.O. Box 219812, Kansas City, Missouri 64121-9812.

Managed Distribution Policy and Investment Policies (Unaudited)
Managed Distribution Policy
The Fund’s dividend policy is to distribute substantially all its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month.
As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The Fund’s target rate of distribution is evaluated regularly and can change at any time.
Investment Policies
In May 2008, the Fund’s Board of Directors approved amendments to the Fund’s investment policies and restrictions to update the restrictions and to clarify their nature and scope. Among other things, the proposed revisions (i) eliminate the Fund’s 75% investment basket and replace it with a description of the Fund’s primary investment policies and any related restrictions; (ii) remove investment grade debt securities of foreign issuers and liquid, marketable 144A securities from the list of instruments in which the Fund may invest only up to 25% of its assets; (iii) impose a non-fundamental limit of 30% of the Fund’s assets on investments in foreign securities (other than securities of the governments of Canada or its Provinces); and (iv) increase from 5% to 10% the amount of its assets the Fund may invest in credit default swap agreements. In addition to amending the discussion of the Fund’s primary and secondary investments, the Board also approved certain changes to the Fund’s non-fundamental investment restrictions to update the restrictions to reflect current law and conform those restrictions to the investment policies that currently apply to the other funds advised by the Fund’s investment adviser and its affiliates. Under its revised non-fundamental investment restrictions, the Fund may not:
1.	Except as may be otherwise permitted by applicable law, purchase a security of an investment company if, as a result: (1) more than 10% of the Company’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Company, or (3) more than 5% of the Company’s total assets would be invested in any one such investment company. The investment companies in which the Company would invest may or may not be registered under the Investment Company Act of 1940, as amended. Securities in certain countries are currently accessible to the Company only through such investments. The investment in other investment companies is limited in amount by the Investment Company Act of 1940, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

2.	Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Company’s investment policies as set forth in its Prospectus, as they may be amended from time to time, and applicable law.

3.	Purchase securities on margin except to the extent permitted by applicable law. The deposit or payment by the Company of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

4.	Make short sales of securities or maintain a short position, except to the extent permitted by the Company’s Prospectus, as amended from time to time, and applicable law.

The Hartford Income Shares Fund, Inc.
P.O. Box 64387
St. Paul, MN 55164-0387
MFHTFDINC-9-09                 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.
     Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer and controller. The Code of Ethics is attached as an exhibit.
Item 3. Audit Committee Financial Expert.
     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.
Item 4. Principal Accountant Fees and Services.
     (a) Audit Fees: $40,200 for the fiscal year ended July 31, 2008; $40,650 for the fiscal year ended July 31, 2009.
     (b) Audit Related Fees: No fees were billed by Ernst & Young for professional services rendered that are related to the audit of the Company’s annual financial statements but not reported under “Audit-Fees” above for the fiscal years ended July 31, 2008 and 2009. Aggregate fees in the amount of $28,551 for the fiscal year ended July 31, 2008 and $29,000 for the fiscal year ended July 31, 2009 were billed by Ernst & Young to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 40 other mutual funds in the Hartford Fund family.
     (c) Tax Fees: The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2008 and 2009 were $3,800 for each year. No fees were billed by Ernst & Young for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company and subject to pre-approval by the Audit Committee for the fiscal years ended July 31, 2008 and 2009.
     (d) All Other Fees: $0 for the fiscal years ended July 31, 2008 and July 31, 2009.
     (e)(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.
     (e)(2) One hundred percent of the services described in items 4(a) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.
     (f) None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the year ended July 31, 2009 were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.
     (g) Non-Audit Fees: $1,056,903 for fiscal year ended July 31, 2008; $984,595 for fiscal year ended July 31, 2009.
     (h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:
Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Registrant has delegated the authority to vote proxies to Hartford Investment Management Company (“Hartford Investment Management”), registrant’s sub-adviser. The policies of Hartford Investment Management are attached as an exhibit.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since April 2001. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.
   (a)(2) The following table lists the number and types of other accounts sub-advised by the Hartford Investment Management manager and assets under management in those accounts as of July 31, 2009:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Mark Niland	4	$1,293,214	2	$49,254	2	$3,214,650
Conflicts of Interest between the HLS Funds Sub-advised by Hartford Investment Management’s Portfolio Managers and Other Accounts
     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the HLS Funds. Portfolio managers make investment decisions for each portfolio, including the HLS Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of an HLS Fund, or make investment decisions that are similar to those made for an HLS Fund, both of which have the potential to adversely impact that HLS Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the HLS Funds to Hartford Investment Management. Because a portfolio manager’s compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given HLS Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.
     Hartford Investment Management’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with HLS Funds’ primary guidelines, the allocation of securities, and compliance with Hartford Investment Management’s Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management’s portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s overall book of business.
     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the HLS Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management’s trade allocation policy, which is described in Hartford Investment Management’s Form ADV. Hartford Investment Management’s compliance unit monitors block transactions to assure adherence to the trade allocation policy.
     (a) (3) Compensation of Hartford Investment Management Portfolio Managers
     Hartford Investment Management’s portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.
     The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to Hartford Investment Management’s success.
     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management’s overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.
     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s award is based upon qualitatitive and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of the Fund and the benchmark by which the Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.
     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management’s net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management’s Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.
     All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.
     The benchmark by which the Fund’s performance is measured for compensation purposes is as follows: Barclays Capital Aggregate Bond Index.
     (a)(4) The dollar range of equity securities beneficially owned by the Hartford Investment Management portfolio manager in the Fund, is as follows for the fiscal year ended July 31, 2009:

Dollar Range of Equity
Portfolio Manager	Fund Sub-Advised / Managed	Securities Beneficially Owned
Mark Niland	The Hartford Income Shares Fund, Inc.	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
INCOME SHARES FUND

	Total	Average	Shares purchased	Maximum number of
	SHARES	Price Paid	as part of public	of shares that may
Period	PURCHASED	per share	announced plan	yet be purchased

8/1/2008	14,684	6.2075	0	0
9/1/2008	12,394	6.1451	0	0
10/1/2008	14,987	5.0864	0	0
11/1/2008	14,531	5.2143	0	0
12/1/2008	14,880	4.7960	0	0
1/1/2009	6,500	5.1342	0	0
2/1/2009	12,586	5.1064	0	0
3/1/2009	11,845	4.9609	0	0
4/1/2009	11,936	4.9116	0	0
5/1/2009	12,394	5.0000	0	0
6/1/2009	12,640	4.9754	0	0
7/1/2009	11,881	5.3329	0	0
Total	151,258		0	0
Item 10. Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1)	Code of Ethics

12(a)(2)	Proxy Voting Policy

12(a)(3)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD INCOME SHARES FUND, INC.
Date: August 25, 2009	By:	/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 25, 2009	By:	/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Date: August 25, 2009	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

	12(a)(1)	Code of Ethics

	12(a)(2)	Proxy Voting Policy

99.CERT	12(a)(3)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	12(b)	Section 906 certification of principal executive officer and principal financial officer